Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Large Scale Biology (Vacaville)	Case No.	06-20046-A-11
_______________
CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Jan-06	PETITION DATE:	01/09/06

1.
Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in   $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$22,221,120
b. Total Assets	$25,209,293		$26,046,595
c. Current Liabilities	$889,819
d. Total Liabilities	$12,996,589		$13,019,072

3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$104,768		$0
b. Total Disbursements	$69,263		$0
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$35,505	$0	$0
d. Cash Balance Beginning of Month	$23,236		$0
e. Cash Balance End of Month (c + d)	$58,741	$0	$0

	Current Month	Prior Month	Cumulative (Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(66,496)
5. Account Receivables (Pre and Post Petition)	$(10,492)
6. Post-Petition Liabilities	$889,819
7. Past Due Post-Petition Account Payables (over 30 days)	$0

At the end of this reporting month:	Yes	No
8. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of		X
payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?	X
13. Are a plan and disclosure statement on file?	pending
14. Was there any post-petition borrowing during this reporting period?		X

15.           Check if paid: Post-petition taxes ___ ;                U.S. Trustee Quarterly Fees  ☒ ;    Check if filing is current for: Post-petition tax reporting and tax returns: ☒

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	2/22/06	/s/ Ronald Artale
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended      01/31/06

Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales			$7,138
		$0	2	less: Sales Returns & Allowances
$0	$0	$0	3	Net Sales		$0	$7,138
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
$0	$0	$0	5	Gross Profit		$0	$7,138
$398		$398	6	Interest
		$0	7	Other Income:	Grants		$129,435
		$0	8	Other Receipts
$25,000	$25,000	$0	9	License Fee			$100,000

$25,398	$25,000	$398	10	Total Revenues		$0	$236,573

				Expenses:
		$0	11	Compensation to Owner(s)/Officer(s)
		$0	12	Salaries			$22,100
		$0	13	Commissions
$21,000	$9,500	$(11,500)	14	Contract Labor			$43,250
				Rent/Lease:
		$0	15	Personal Property
		$0	16	Real Property			$1,468
$14,679	$0	$(14,679)	17	Insurance
		$0	18	Management Fees
$45,113	$45,113	$0	19	Depreciation			$34,694
				Taxes:
		$0	20	Employer Payroll Taxes
		$0	21	Real Property Taxes
		$0	22	Other Taxes
		$0	23	Other Selling
$827	$50,500	$49,673	24	Other Administrative			$42,182
		$0	25	Interest
		$0	26	Other Expenses:
$1,942	$1,000	$(942)	27	Employee Benefits
		$0	28	Supplies			$2,400
	$10,000	$10,000	29	Moving & Relocation
		$0	30	Patent Expenses			$53,541
$8,333	$8,333	$0	31	License Fee
		$0	32
		$0	33
		$0	34

$91,894	$124,446	$32,552	35	Total Expenses		$0	$199,635

$(66,496)	$(99,446)	$32,950	36	Subtotal		$0	$36,938

				Reorganization Items:
	$30,000	$30,000	37	Professional Fees			$24,883
		$0	38	Provisions for Rejected Executory Contracts
		$0	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		$0	40	Gain or (Loss) from Sale of Equipment
		$0	41	U.S. Trustee Quarterly Fees
		$0	42

$0	$30,000	$(30,000)	43	Total Reorganization Items		$0	$24,883

$(66,496)	$(69,446)	$2,950	44	Net Profit (Loss) Before Federal &State Taxes		$0	$61,821
		$0	45	Federal & State Income Taxes

$(66,496)	$(69,446)	$2,950	46	Net Profit (Loss)		$0	$61,821

Attach an Explanation or Variance to Statement of Operations (For variances greater than +/- 10% only):

In re: Large Scale Biology(Vacaville)
Statement of Operations
(General Business Case)
Explanation of Variance to Statement of Operations

Line 14.	Contract Labor. Variance ($11,500). Post suspension of operations start-up. Unable to determine more precise need for professional and clerical assistance.

Line 17.	Insurance. Variance ($14,679). Scope and cost of liability, casualty and property insurance was not determinable at the time.

Line 27.	Employee Benefits. Variance ($942). COBRA medical reimbursement required there be two employees instead of one for the program to be activated.

BALANCE SHEET
 (General Business Case)
 For the Month Ended       January 31,2006

Assets
			From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents - unrestricted			$58,740
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)		A	$(10,492)
4	Inventory		B	$0
5	Prepaid expenses			$223,961
6	Professional retainers
7	Other:	Intercompany		$21,948,911
8

9	Total Current Assets			$22,221,120

	Property and Equipment (Market Value)

10	Real property		C	$0
11	Machinery and equipment		D	$59,301
12	Furniture and fixtures		D	$0
13	Office equipment		D	$6,523
14	Leasehold improvements		D	$121,257
15	Vehicles		D	$0
16	Other:		D
17			D
18			D
19			D
20			D

21	Total Property and Equipment			$187,081

	Other Assets

22	Loans to shareholders
23	Loans to affiliates
24	Other Assets			$1,205,556
25	Intangible Assets			$1,595,536
26
27

28	Total Other Assets			$2,801,092

29	Total Assets			$25,209,293

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$0
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other:	Contract Workers-Ron Artale	$7,500
42	License Fees	$8,333
43	Other: Deferred rent, accrued stock comp, accrued expenses	$873,986

44	Total Current Liabilities	$889,819

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities	$889,819

Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$7,615,052
48	Priority unsecured claims	F	$509,597
49	General unsecured claims	F	$3,982,121

50	Total Pre-Petition Liabilities	$12,106,770

51	Total Liabilities	$12,996,589

Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing	$(191,626,585)
53	Capital Stock	$204,657,972
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case	$(66,496)
56	Post-petition contributions/(distributions) or (draws)
57	Shareholders notes receivable	$(3,864)

58	Market value adjustment	$(748,323)

59	Total Equity (Deficit)	$12,212,704

60 Total Liabilities and Equity (Deficit)	$25,209,293

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$(10,492)
31-60 Days
61-90 Days			$0
91+Days
Total accounts receivable/payable	$(10,492)	$0
Allowance for doubtful accounts
Accounts receivable (net)	$(10,492)

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add-
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?	Valuation methods -
FIFO cost
Weekly	LIFO cost
Monthly	Lower of cost or market
Quarterly	Retail method
Semi-annually	Other
Annually	Explain

Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D
Other Depreciable Asets

Description	Cost	Market Value
Machinery & Equipment -
Lab Equipment	$7,309,277	$59,301
Facility Equipment	$240,063	0

Total	$7,549,340	$59,301

Furniture & Fixtures -

Total	$0	$0

Office Equipment -
Computers, Printers, Desks	$722,382	$6,523

Total	$722,382	$6,523

Leasehold Improvements -
Vacaville	$1,508,410	$913
Maryland	$2,311,111	$120,344

Total	$3,819,521	$121,257

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$7,615,052	$7,615,052
Priority claims other than taxes	$509,597	$509,597
Priority tax claims	$0	$0
General unsecured claims	$3,982,121	$3,982,121

(a)	List total amount of claims even it under secured.
(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $ 10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statements(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
INCREASE/ (Decrease in Cash and Cash Equivalents
For the Month Ended     01/31/06

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales
3	Interest Received	$398
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7	Licenses	$25,000
8	Government Grants	$78,380
9	Cobra Payment	$990
10
11

12	Total Cash Receipts	$104,768	$0

	Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative	$14,636
16	Capital Expenditures	$33,104
17	Principal Payments on Debt
18	Interest Paid
	Rent/Lease:
19	Personal Property
20	Real Property
	Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
	Taxes:
28	Employee Withholding
29	Employer Payroll Taxes	$1,402
30	Real Property Taxes
31	Other Taxes
32	Other Cash Outflows:
33	Employee Benefits	$1,942
34	Insurance	$14,679
35	Agility Capital seizure of account	$3,500
36
37

38	Total Cash Disbursements:	$69,263	$0

39	Net Increase (Decrease) in Cash	$35,505	$0

40	Cash Balance, Beginning of Period	$23,236

41	Cash Balance, End of Period	$58,741	$0

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Large Scale Bioprocessing Inc.	Case No.	06-20046-A-47
_________________
CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Jan-06	PETITION DATE:	01/09/06

1.
Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$(18,371,544)
b. Total Assets	$(12,438,544)		$(13,609,548)
c. Current Liabilities	$50,884		454,602
d. Total Liabilities	$463,201		$463,202

3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$50,000		$0
b. Total Disbursements	$0		$0
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$50,000	$0	$0
d. Cash Balance Beginning of Month	$0		$0
e. Cash Balance End of Month (c+ d)	$50,000	$0	$0

	Current Month	Prior Month	Cumulative (Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(52,820)
5. Account Receivables (Pre and Post Petition)	$53,000
6. Post-Petition Liabilities	$50,884
7. Past Due Post-Petition Account Payables (over 30 days)	$0

At the end of this reporting month:	Yes	No
8. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of		X
payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?	X
13. Are a plan and disclosure statement on file?	pending
14. Was there any post-petition borrowing during this reporting period?		X

15.           Check if paid: Post-petition taxes ___ ;                U.S. Trustee Quarterly Fees  ☒ ;    Check if filing is current for: Post-petition tax reporting and tax returns: ☒
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	2/22/06	/s/ Ronald Artale
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended      01/31/06

Current Month
Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales
		$0	2	less: Sales Returns & Allowances
$0	$0	$0	3	Net Sales	$0	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
$0	$0	$0	5	Gross Profit	$0	$0
		$0	6	Interest
		$0	7	Other Income:
		$0	8
		$0	9

$0	$0	$0	10	Total Revenues	$0	$0

				Expenses:
		$0	11	Compensation to Owner(s)/Officer(s)
		$0	12	Salaries
		$0	13	Commissions
		$0	14	Contract Labor		$5,000
				Rent/Lease:
		$0	15	Personal Property
		$0	16	Real Property
		$0	17	Insurance
		$0	18	Management Fees
$52,820	$52,820	$0	19	Depreciation
				Taxes:
		$0	20	Employer Payroll Taxes
		$0	21	Real Property Taxes
		$0	22	Other Taxes
		$0	23	Other Selling
		$0	24	Other Administrative		$27,882
		$0	25	Interest
		$0	26	Other Expenses:
		$0	27
		$0	28
		$0	29
		$0	30
		$0	31
		$0	32
		$0	33
		$0	34

$52,820	$52,820	$0	35	Total Expenses	$0	$32,882

$(52,820)	$(52,820)	$0	36	Subtotal	$0	$(32,882)

				Reorganization Items:
		$0	37	Professional Fees
		$0	38	Provisions for Rejected Executory Contracts
		$0	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		$0	40	Gain or (Loss) from Sale of Equipment
		$0	41	U.S. Trustee Quarterly Fees
		$0	42

$0	$0	$0	43	Total Reorganization Items	$0	$0

$(52,820)	$(52,820)	$0	44	Net Profit (Loss) Before Federal &State Taxes	$0	$(32,882)
		$0	45	Federal & State Income Taxes

$(52,820)	$(52,820)	$0	46	Net Profit (Loss)	$0	$(32,882)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
 (General Business Case)
 For the Month Ended       January 31,2006

Assets
			From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents - unrestricted			$50,000
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)		A	$53,000
4	Inventory		B	$0
5	Prepaid expenses
6	Professional retainers
7	Other:	Intercompany		$(18,474,544)
8

9	Total Current Assets			$(18,371,544)

	Property and Equipment (Market Value)

10	Real property		C	$5,266,132
11	Machinery and equipment		D	$690,776
12	Furniture and fixtures		D	$0
13	Office equipment		D	$43,092
14	Leasehold improvements		D	$0
15	Vehicles		D	$0
16	Other:		D
17			D
18			D
19			D
20			D

21	Total Property and Equipment			$6,000,000

	Other Assets

22	Loans to shareholders
23	Loans to affiliates
24	Other Assets			$8,000
25	Receipts for Sale of Assets			$(75,000)
26
27

28	Total Other Assets			$(67,000)

29	Total Assets			$(12,438,544)

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$0
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42	Accured Expenses		$42,284
43	Arrured Stock Compensation		$8,600

44	Total Current Liabilities		$50,884

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$50,884

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0
48	Priority unsecured claims	F	$160,451
49	General unsecured claims	F	$251,866

50	Total Pre-Petition Liabilities		$412,317

51	Total Liabilities		$463,201

Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		$(14,072,750)
53	Capital Stock
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case		$(52,820)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment		$1,223,825

59	Total Equity (Deficit)		$(12,901,745)

60 Total Liabilities and Equity (Deficit)			$(12,438,544)

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$25,000
31-60 Days
61-90 Days	$28,000		$0
91+Days
Total accounts receivable/payable	$53,000	$0
Allowance for doubtful accounts
Accounts receivable (net)	$53,000

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add-
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?	Valuation methods -
FIFO cost
Weekly	LIFO cost
Monthly	Lower of cost or market
Quarterly	Retail method
Semi-annually	Other
Annually	Explain

Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value
Land and Building in Owensboro, Ky	$5,015,737	$5,266,132

Total	$5,015,737	$5,266,132

Schedule D
Other Depreciable Asets

Description	Cost	Market Value
Machinery & Equipment -
Manufacturing Equipment	$5,263,953	$690,776

Total	$5,263,953	$690,776

Furniture & Fixtures -

Total	$0	$0

Office Equipment -
Computers, Desks, Office Furniture	$369,721	$43,092

Total	$369,721	$43,092

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)
Priority claims other than taxes	$160,451	$160,451
Priority tax claims	$0	$0
General unsecured claims	$251,866	$251,866

(a)	List total amount of claims even it under secured.
(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of  $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
INCREASE/ (Decrease in Cash and Cash Equivalents
For the Month Ended        01/31/06

		Actual Current Month	Cumulative (Case to Date)
Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales
3	Interest Received
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7		$50,000
8	Sale of Assets
9
10
11
12	Total Cash Receipts	$50,000	$0

Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative
16	Capital Expenditures
17	Principal Payments on Debt
18	Interest Paid
Rent/Lease:
19	Personal Property
20	Real Property
Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
Taxes:
28	Employee Withholding
29	Employer Payroll Taxes
30	Real Property Taxes
31	Other Taxes
32	Other Cash Outflows:
33
34
35
36
37

38	Total Cash Disbursements:	$0	$0

39	Net Increase (Decrease) in Cash	$50,000	$0

40	Cash Balance, Beginning of Period		0

41	Cash Balance, End of Period	$50,000	$0

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Predictive Diagnostics, Inc.	Case No.	06-20048-A-11
_______________
CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Jan-06	PETITION DATE:	01/09/06

1.
Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in    $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$(3,473,467)
b. Total Assets	$(3,160,833)		$(3,150,137)
c. Current Liabilities	$62,705		272,821
d. Total Liabilities	$308,821		$308,821

3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$0		$0
b. Total Disbursements	$0		$0
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$0	$0	$0
d. Cash Balance Beginning of Month	$0		$0
e. Cash Balance End of Month (c + d)	$0	$0	$0

	Current Month	Prior Month	Cumulative (Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(10,696)
5. Account Receivables (Pre and Post Petition)	$0
6. Post-Petition Liabilities	$62,705
7. Past Due Post-Petition Account Payables (over 30 days)	$0

At the end of this reporting month:	Yes	No
8. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of		X
payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?	X
13. Are a plan and disclosure statement on file?	pending
14. Was there any post-petition borrowing during this reporting period?		X

15.           Check if paid: Post-petition taxes ___ ;                U.S. Trustee Quarterly Fees  ☒ ;     Check if filing is current for: Post-petition tax reporting and tax returns: ☒
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	2/22/06	/s/ Ronald Artale
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended      01/31/06

Current Month
Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales		$0
		$0	2	less: Sales Returns & Allowances
$0	$0	$0	3	Net Sales	$0	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
$0	$0	$0	5	Gross Profit	$0	$0
		$0	6	Interest
		$0	7	Other Income:		$0
$0	$0	$0	8			$0
$0	$0	$0	9

$0	$0	$0	10	Total Revenues	$0	$0

				Expenses:
		$0	11	Compensation to Owner(s)/Officer(s)
		$0	12	Salaries
		$0	13	Commissions
$0	$0	$0	14	Contract Labor
				Rent/Lease:
		$0	15	Personal Property
		$0	16	Real Property
$0	$0	$0	17	Insurance
		$0	18	Management Fees
$10,696	$10,696	$0	19	Depreciation		$10,696
				Taxes:
		$0	20	Employer Payroll Taxes
		$0	21	Real Property Taxes
		$0	22	Other Taxes
		$0	23	Other Selling
$0	$0	$0	24	Other Administrative
		$0	25	Interest
		$0	26	Other Expenses:
$0	$0	$0	27
		$0	28
	$0	$0	29
		$0	30
		$0	31
		$0	32
		$0	33
		$0	34

$10,696	$10,696	$0	35	Total Expenses	$0	$10,696

$(10,696)	$(10,696)	$0	36	Subtotal	$0	$(10,696)

				Reorganization Items:
	$0	$0	37	Professional Fees
		$0	38	Provisions for Rejected Executory Contracts
		$0	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		$0	40	Gain or (Loss) from Sale of Equipment
		$0	41	U.S. Trustee Quarterly Fees
		$0	42

$0	$0	$0	43	Total Reorganization Items	$0	$0

$(10,696)	$(10,696)	$0	44	Net Profit (Loss) Before Federal & State Taxes	$0	$(10,696)
		$0	45	Federal & State Income Taxes

$(10,696)	$(10,696)	$0	46	Net Profit (Loss)	$0	$(10,696)

Attach an Explanation or Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
 (General Business Case)
 For the Month Ended       January 31,2006

Assets
		From Schedules	Market Value
	Current Assets
1	Cash and cash equivalents - unrestricted		$0
2	Cash and cash equivalents - restricted		$0
3	Accounts receivable (net)	A	$0
4	Inventory	B	$0
5	Prepaid expenses		$900
6	Professional retainers
7	Other:
8	Intercompany		$(3,474,367)

9	Total Current Assets		$(3,473,467)

	Property and Equipment (Market Value)

10	Real property	C	$0
11	Machinery and equipment	D	$307,209
12	Furniture and fixtures	D	$0
13	Office equipment	D	$5,426
14	Leasehold improvements	D	$0
15	Vehicles	D	$0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		$312,634

	Other Assets

22	Loans to shareholders
23	Loans to affiliates
24
25
26
27

28	Total Other Assets		$0

29	Total Assets		$3,160,833

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$0
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees
40	Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42	Accured Stock Compensation		$36,000
43	Accured Expenses		$26,705

44	Total Current Liabilities		$62,705

45	Long-Term Post-Petition Debt, Net of Current Portion		$0

46	Total Post-Petition Liabilities		$62,705

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0
48	Priority unsecured claims	F	$10,000
49	General unsecured claims	F	$236,116

50	Total Pre-Petition Liabilities		$246,116

51	Total Liabilities		$308,821

Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		$(3,458,958)
53	Capital Stock
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case		$(10,696)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment

59	Total Equity (Deficit)		$(3,469,654)

60 Total Liabilities and Equity (Deficit)			$(3,160,833)

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days
31-60 Days
61-90 Days			$0
91+Days
Total accounts receivable/payable	$0	$0
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add-
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control	Inventory Valuation Methods
Do you have a functioning perpetual inventory system?	Indicate by a checkmark method of inventory used.

Yes	No

How often do you take a complete physical inventory?	Valuation methods -
FIFO cost
Weekly	LIFO cost
Monthly	Lower of cost or market
Quarterly	Retail method
Semi-annually	Other
Annually	Explain

Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value

Total	$0	$0

Schedule D
Other Depreciable Asets

Description	Cost	Market Value
Machinery & Equipment -
Lab Equipment - Maldio, Tecan	$623,322	$307,209

Total	$623,322	$307,209

Furniture & Fixtures -

Total	$0	$0

Office Equipment -
Computers, Printers, Servers, Mass Specs, Desks	$788,620	$5,426

Total	$788,620	$5,426

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)
Priority claims other than taxes	$10,000	$10,000
Priority tax claims	$0	$0
General unsecured claims	$236,116	$236,116

(a)	List total amount of claims even it under secured.
(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $ 10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statements(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
INCREASE/ (Decrease in Cash and Cash Equivalents
For the Month Ended 01/31/06

		Actual Current Month	Cumulative (Case to Date)
Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales
3	Interest Received
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7
8
9
10
11
12	Total Cash Receipts	$0	$0

Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative
16	Capital Expenditures
17	Principal Payments on Debt
18	Interest Paid
Rent/Lease:
19	Personal Property
20	Real Property
Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
Taxes:
28	Employee Withholding
29	Employer Payroll Taxes
30	Real Property Taxes
31	Other Taxes
32	Other Cash Outflows:
33
34
35
36
37

38	Total Cash Disbursements:	$0	$0

39	Net Increase (Decrease) in Cash	$0	$0

40	Cash Balance, Beginning of Period	$0

41	Cash Balance, End of Period	$0	$0